Note 19 - Common Stock	12 Months Ended
Dec. 31, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
19.           Common Stock

On March 11, 2014, the Company entered into an agreement and sold approximately 11.2 million shares of its common stock in a private placement at a price of $1.3435 per share to an institutional investor for net proceeds of approximately $14.5 million (see “Consolidated statements of shareholders’ equity”).